UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549-1004

           ------------------------------------------

                            FORM 8-K

                         CURRENT REPORT
                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                        SEPTEMBER 1, 1999

                INFINITY BROADCASTING CORPORATION
           ------------------------------------------
                  (Exact name of registrant as
                    specified in its charter)


      Delaware                            13-4030071
-------------------------               ---------------
(State or other jurisdiction-           (IRS Employer
   of incorporation)                    Identification Number)



     40 West 57th Street, New York, NY                 10019
    --------------------------------------------------------
    (Address of principal executive offices)      (Zip Code)


                         (212) 314-9200
                        ----------------
      (Registrant's telephone number, including area code)

Item 5. Other Events
        ------------

     Effective September 1, 1999, Bruce S. Gordon was elected as a member of the Board of Directors of Infinity Broadcasting
Corporation, with a term to expire at the Infinity 2001 Annual
Meeting.

                                SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              INFINITY BROADCASTING CORPORATION
                              (Registrant)



                              By:  /s/ Angeline C. Straka
                                   --------------------------
                                   Angeline C. Straka
                                   Vice President and Secretary




Date:  September 10, 1999